UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2015

FLEETMATICS GROUP PLC

(Exact name of registrant as specified in its charter)

Ireland	001-35678	27-3112485
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block C, Cookstown Court Belgard Road Tallaght Dublin 24 Ireland
(Address of principal executive offices)	(Zip Code)

+353 (1) 413 1250

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 7, 2015, Fleetmatics Group PLC (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission (the “SEC”) reporting the voting results held at its August 3, 2015 annual general meeting of shareholders (the “2015 Annual General Meeting”) regarding holding an advisory vote on the compensation of the Company’s named executive officers (the “Say-On-Pay Vote”) every year, as described in greater detail in the Company’s definitive proxy statement filed with the SEC on June 24, 2015.

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously reported in the Original Report, at the 2015 Annual General Meeting the shareholders recommended, on a non-binding advisory basis, that the Company hold a Say-On-Pay Vote every year. On October 21, 2015, the Board of Directors of the Company adopted a resolution to hold the Say-on-Pay Vote on an annual basis, until the next shareholder vote on the frequency of the Say-On-Pay Vote. This Current Report on Form 8-K/A amends the Original Report solely for the purpose of disclosing the Company’s decision on the frequency of future Say-On-Pay Votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2015	FLEETMATICS GROUP PLC

	By:	/s/ Stephen Lifshatz
	Name:	Stephen Lifshatz
	Title:	Chief Financial Officer
Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)